SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                            FORM 8-K
                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  MAY 10, 2000


               EXCHANGE NATIONAL BANCSHARES, INC.
     (Exact name of Registrant as specified in its charter)

Missouri                   0-23636               43-1626350
(State or other          (Commission         (I.R.S. Employer
Jurisdiction of          File Number)        Identification No.)
Incorporation)

132 East High Street, Jefferson City, Missouri         65101
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (573)761-6100

________________________________________________________________
(Former name or  former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

          At the annual shareholders meeting of Exchange National Bancshares, Inc. held on May 10, 2000, our Company's shareholders approved an amendment to our Company's articles of incorporation. This amendment increased the total number of authorized shares of our Company's capital stock from 1,500,000 shares to 16,000,000 shares and increased the number of authorized shares of common stock, $1.00 par value, from 1,500,000 shares to 15,000,000 shares and authorized 1,000,000 shares of preferred stock, $0.01 par value. This amendment was included in the articles of amendment recently filed with the office of the Missouri Secretary of State. A copy of our Company's articles of incorporation, as amended to date, is attached hereto as Exhibits
4.1 and 4.1.1 and is incorporated herein by reference.

          On May 24, 2000, the Board of Directors of Exchange National Bancshares, Inc. (the "Company") authorized a 2-for-1 stock split of the Company's common stock in the form of a stock dividend. In this regard, each shareholder of record on June 5, 2000 will receive one additional share of common stock for each share held on that date.

          On May 24, 2000, the Directors of the Company declared a dividend distribution of one right (a "Right") for each share of common stock, par value $1.00 per share (the "Common Stock"), of the Company outstanding at the close of business on June 5, 2000 (the "Record Date"), pursuant to the terms of a Rights Agreement, dated as of May 24, 2000 (the "Rights Agreement"), between the Company and The Exchange National Bank of Jefferson City, as Rights Agent. The Rights Agreement also provides, subject to specified exceptions and limitations, that Common Stock issued after the Record Date will be entitled to and accompanied by Rights. The Rights are in all respects subject to and governed by the provisions of the Rights Agreement, a copy of which (including all exhibits thereto) is filed as Exhibit 4.2 hereto and incorporated herein by this reference. A summary description of the Rights is set forth in Exhibit C to the Rights Agreement. The foregoing discussion does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

          The Company has issued a press release (a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference) announcing the 2-for-1 stock split and the adoption of the Rights Agreement.

ITEM 7.     FINANCIAL STATEMENTS AND OTHER EXHIBITS.

     EXHIBIT NO.         DESCRIPTION

     Exhibit 4.1         Articles of Incorporation of the
                         Company.

     Exhibit 4.1.1       Articles of Amendment of Articles of
                         Incorporation of the Company.

     Exhibit 4.2 Rights Agreement (including a Form of Certificate of Designation for Series A Preferred Stock as Exhibit A thereto, a Form of Right Certificate as Exhibit B thereto and a Summary of Rights to Purchase Preferred Shares as Exhibit C thereto).

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     Exhibit 99.1        Form of letter to stockholders
                         announcing the 2-for-1 stock split and
                         the adoption of Rights Agreement and
                         distribution of Rights.

     Exhibit 99.2        Press release announcing the 2-for-1
                         stock split and the adoption of Rights
                         Agreement and distribution of Rights.


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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              EXCHANGE NATIONAL BANCSHARES, INC.


Date: May 24, 2000            By:  /s/ Donald L. Campbell
                                 Donald L. Campbell
                                 Chairman of the Board



                          EXHIBIT INDEX

Exhibit 4.1         Articles of Incorporation of the Company.

Exhibit 4.1.1       Articles of Amendment of Articles of
                    Incorporation of the Company.

Exhibit 4.2 Rights Agreement (including a Form of Certificate of Designation for Series A Preferred Stock as Exhibit A thereto, a Form of Right Certificate as Exhibit B thereto and a Summary of Rights to Purchase Preferred Shares as Exhibit C thereto).

Exhibit 99.1 Form of letter to stockholders announcing the 2-for-1 stock split and the adoption of Rights Agreement and distribution of Rights.

Exhibit 99.2 Press release announcing the 2-for-1 stock split and the adoption of Rights Agreement and distribution of Rights.


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